ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated April 1, 2016 to the Prospectus dated November 1, 2015

The Board of Trustees (the “Trustees”) of Forum Funds II (the “Trust”) recently approved the hiring of WCM Investment Management (“WCM”) as a subadviser to the Acuitas US Microcap Fund (the “Fund”) with responsibility for managing a sleeve of the Fund’s portfolio. In connection with that approval, the Prospectus is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about WCM.

1.	The sub-sections entitled “Subadvisers” and “Portfolio Managers” in the section entitled “Management” on page 9 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Subadvisers. ClariVest Asset Management, LLC; Falcon Point Capital, LLC; and WCM Investment Management are the Subadvisers to the Fund.

Portfolio Managers. The following are the portfolio managers of the Adviser and each Subadviser to the Fund.

Adviser/Subadviser Portfolio Managers	Title	Service Date (with the Fund)
Acuitas Investments, LLC
Dennis W. Jensen, CFA	Partner, Director of Research	2014
Christopher D. Tessin	Partner, Chief Investment Officer	2014
ClariVest Asset Management, LLC
Stacey Nutt, PhD.	Chief Executive Officer, Chief Investment Officer, Principal and Lead Portfolio Manager	2014
Michael Waterman, CFA	Portfolio Manager	2014
Todd Wolter, CFA	Principal and Lead Portfolio Manager	2014
Falcon Point Capital, LLC
James A. Bitzer	Senior Managing Director and Senior Portfolio Manager	2014
Michael L. Thomas	Senior Portfolio Manager	2014
WCM Investment Management
Jonathon Detter, CFA	Portfolio Manager	2014
Anthony Glickhouse, CFA	Portfolio Manager	2014
Patrick McGee, CFA	Portfolio Manager	2014

2.	The sub-section entitled “The Adviser and Subadvisers” in the section entitled “Management” beginning on page 18 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Funds' investment adviser is Acuitas Investments, LLC (the “Adviser”), 520 Pike Street, Suite 1221, Seattle, WA 98101. The Adviser has been a registered investment adviser since 2014 and provides investment advisory services to the Funds. As of September 30, 2015, the Adviser had approximately $340 million of assets under management.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) under the Commodity Exchange Act and the Adviser is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(5).

The Adviser receives an advisory fee at an annual rate equal to 1.20% of average annual daily net assets of the Acuitas International Small Cap Fund and 1.40% of the average annual daily net assets of the Acuitas US Microcap Fund. The Adviser pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) exceed 1.50% or 1.75% of the Acuitas International Small Cap Fund's Institutional Shares and Investor Shares, respectively, or 1.70% or 1.95% of the Acuitas US Microcap Fund's Institutional Shares and Investor Shares, respectively, through November 1, 2016 (each such contractual agreement, an “Expense Cap”). Either Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expense of each Fund to exceed the Expense Cap in place at the time the fees were waived. Net Annual Fund Operating Expenses may increase if exclusions from the relevant Expense Cap apply. The actual advisory fee rate paid by the Funds to the Adviser for the fiscal year ended June 30, 2015 was 0.40% and 0.85% by Acuitas International Small Cap Fund and Acuitas US Microcap Fund, respectively.

A discussion summarizing the basis on which the Board last approved each Fund Investment Advisory Agreement with the Adviser and each Fund's Sub-Advisory Agreements between the Adviser and certain Subadvisers will be available in the Funds' annual report for the fiscal year ended June 30, 2015.

Although the Adviser delegates the day-to-day management of each Fund to a combination of the following Subadvisers, the Adviser retains overall supervisory responsibility for the general management and investment of each Fund's assets.

Acuitas International Small Cap Fund

Subadviser	Investment Strategy
Advisory Research, Inc. Two Prudential Plaza 180 N. Stetson Avenue, Suite 5500 Chicago, IL 60601	Global ex-US Small Cap
Algert Global, LLC 555 California Street, Suite 3325 San Francisco, CA 94104	EAFE Small Cap
DePrince, Race & Zollo, Inc. 250 Park Avenue South, Suite 250 Winter Park, FL 32789	Global ex-US Small Cap

Advisory Research, Inc. was founded in 1974 and provides investment advisory services to pooled vehicles, institutions and individuals.

Algert Global, LLC was founded in 2002 and provides investment advisory services to pooled vehicles and institutions.

DePrince, Race & Zollo, Inc. was founded in 1995 and provides investment advisory services to pooled vehicles and institutions.

Acuitas US Microcap Fund

Subadviser	Investment Strategy
ClariVest Asset Management, LLC 3611 Valley Centre Drive #100 San Diego, CA 92130	US Microcap
Falcon Point Capital, LLC 2 Embarcadero Center, Suite 420 San Francisco, CA 94111	US Microcap Growth
WCM Investment Management 281 Brooks Street, Laguna Beach, CA 92651	US Microcap Value

ClariVest Asset Management, LLC was founded in 2006 and provides investment advisory services to pooled vehicles and institutions.

Falcon Point Capital, LLC was founded in 2004 and provides investment advisory services to pooled vehicles, institutions and individuals.

WCM Investment Management was founded in 1976 and provides investment advisory services to pooled vehicles, institutions and individuals.

3.	The sub-section entitled “Portfolio Managers” in the section entitled “Management” beginning on page 19 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Responsibilities. The following is information about how the Funds allocate responsibilities for day-to-day management:

Acuitas International Small Cap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin allocate the assets of the Fund among the Subadvisers. Drew Edwards and Marco P. Priani are responsible for the day-to-day management of any portion of the Fund allocated to Advisory Research, Inc. Bram Zeigler is responsible for the day-to-day management of the portion of the Fund allocated to Algert Global, LLC. Regina Chi and Preston Brown, CFA are responsible for the day-to-day management of the portion of the Fund allocated to DePrince, Race & Zollo, Inc. The portfolio managers of the Subadvisers decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

Acuitas US Microcap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin, CFA allocate the assets of the Fund among the Subadvisers. Stacey Nutt PhD., Michael Waterman, CFA and Todd Wolter, CFA are responsible for the day-to-day management of any portion of the Fund allocated to ClariVest Asset Management, LLC. James A. Bitzer and Michael L. Thomas are responsible for the day-to-day management of the portion of the Fund allocated to Falcon Point Capital, LLC. Jonathan Detter, CFA, Anthony Glickhouse, CFA and Patrick McGee, CFA are responsible for the day-to-day management of the portion of the Fund allocated to WCM Investment Management. They decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

Portfolio Manager Biographies

•
James A. Bitzer, Senior Managing Director, Director of Research and Senior Portfolio Manager, joined Falcon Point Capital, LLC in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a financial analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude in Business Economics from the University of California, Santa Barbara and an MBA with Honors in finance from the University of Michigan Business School.

•
Preston Brown, CFA is a Co-Portfolio Manager of DePrince, Race & Zollo, Inc. (“DRZ”) who joined DRZ in 2008. Mr. Brown is the Co-Portfolio Manager for the firm’s International Small-Cap Value discipline and a Senior Research Analyst for the International Value discipline. He contributes to the portfolio management, research, and trading functions as they relate to the firm’s International Investments. He holds the Chartered Financial Analyst designation and received his Bachelor of Science in Finance from the University of Central Florida.

•
Regina Chi, CFA joined DePrince, Race & Zollo, Inc. in 2010. Ms. Chi is a Partner of the firm and she serves as the portfolio manager for the firm’s International Value discipline and co-portfolio manager for the Global Value and Emerging Markets Value disciplines. Ms. Chi oversees the portfolio management, research, and trading functions as they relate to the firm’s International Investments. Prior to joining DePrince, Race & Zollo, Inc., Ms. Chi was employed at Oppenheimer Capital as Senior Vice President in the International Equities Group. Prior to that, Ms. Chi was Senior Portfolio Manager and Vice President at Federated Investors and Vice President/Senior Research Analyst at Clay Finlay, Inc. Ms. Chi holds the Chartered Financial Analyst designation. She received her Bachelor of Arts in Economics and Philosophy from Columbia University.

•
Jonathon Detter, CFA. Mr. Detter is responsible for portfolio management and research for WCM's domestic Focused Micro Cap and Focused Small Cap strategies. Mr. Detter has more than 13 years of investment and valuation experience. Prior to joining WCM in 2016, Mr. Detter was a principal and portfolio manager at Opus Capital Management (since 2003) in Cincinnati, OH, where he was one of three portfolio managers on the Opus Small Cap Value flagship, and one of the initiators and portfolio managers on the Focused Micro Cap, and Focused Small Cap products. Mr. Detter also held positions at Valuation Research Corporation and Arthur Andersen LLP, where he performed valuation work for public and private companies, primarily with respect to equity and option valuations, purchase price allocations, intangible assets and asset impairment testing. Mr. Detter is a member of the CFA Society of Cincinnati and serves on the Xavier University Finance Board of Executive Advisors. Mr. Detter graduated magna cum laude from Xavier University with a BSBA in Finance.

•
Drew Edwards, with 15 years of investment experience, serves as a Managing Director of Advisory Research, Inc. Prior to joining the firm, Mr. Edwards was an investment professional at Taiyo Pacific Partners, an activist fund backed by CalPERS and W. L. Ross that focuses on Japanese equities. Previous to Taiyo, Mr. Edwards worked as an investment banker at Lehman Brothers and as a finance executive in the healthcare industry. Mr. Edwards holds a B.A. in International Business from Sophia University (Tokyo) and an M.B.A. and J.D. from Northwestern University. He is proficient in Japanese.

•
Anthony Glickhouse, CFA. Mr. Glickhouse is responsible for portfolio management and research for WCM’s domestic Focused Micro Cap and Focused Small Cap strategies. Prior to joining WCM in 2016, Mr. Glickhouse was a research analyst and portfolio manager at Opus Capital Management (since 2012) in Cincinnati, OH, where he was a research analyst on the Opus Small Cap Value flagship product and was one of the initiators and portfolio managers of the Focused Micro Cap and Focused Small Cap products. Mr. Glickhouse also held positions at The Private Client Reserve of U.S. Bank where he conducted economic / capital market research and detailed asset allocation analysis and Renaissance Investment Management where he performed operations and security analysis duties. Mr. Glickhouse is a member of the CFA Society of Cincinnati. He graduated from Miami University with a BS in Finance.

•
Dennis W. Jensen, CFA, is Partner and Director of Research of the Adviser which he co-founded in January 2011. Prior to this, Mr. Jensen was employed by Russell Investments in Tacoma, Washington, from 1994 until 2010. During his early years at the firm, he was an Analyst and then a Senior Research Analyst, responsible for researching and selecting investment managers for the firm's consulting clients and internally managed multi-manager funds. During his last two years at Russell Investments, Mr. Jensen assumed responsibility for managing several of the firm's multi-manager funds, including large-cap quantitative, value, growth and core funds. Mr. Jensen formed the General Partner to leverage his experience at Russell Investments. He received a Bachelor of Business Administration degree in 1993 from the University of Puget Sound and became a Chartered Financial Analyst in 1997.

•
Patrick McGee, CFA. Mr. McGee is responsible for portfolio management and research for WCM's domestic Focused Micro Cap and Focused Small Cap strategies. Prior to joining WCM in 2016, Mr. McGee was a research analyst and portfolio manager at Opus Capital Management (since 2011) in Cincinnati, OH, where he was a research analyst on the Opus Small Cap Value flagship product and was one of the initiators and portfolio managers of the Focused Micro Cap and Focused Small Cap products. Mr. McGee also held positions as an associate analyst at Avondale Partners LLC where he assisted in research and as a senior consultant at Ernst & Young LLP where he established the Los Angeles office’s Fraud Investigation and Dispute Services practice. Mr. McGee is a member of the CFA Society of Cincinnati. He earned his BBA in Finance and Public Policy from the College of William and Mary and his MBA from the University of Virginia.

•
Stacey Nutt, PhD. is a founder and owner of ClariVest Asset Management, LLC. As CIO, Mr. Nutt oversees the development and implementation of the firm’s investment strategy and its application to all of the firm’s products. As CEO, he guides the firm’s business activities, growing the firm to over $3 billion in assets under management. Mr. Nutt is the Lead Portfolio Manager with day-to-day portfolio management and research responsibilities. Prior to forming ClariVest in March 2006, Mr. Nutt led Nicholas-Applegate Capital Management’s Systematic investment team, which managed over $5 billion in assets. In addition, he was the portfolio manager for Systematic US small-cap strategies and co-manager for the Systematic small/mid (smid) strategy. Before joining Nicholas-Applegate, Mr. Nutt was a research director at Vestek Systems, an innovator in applying technology to help investment professionals make more informed decisions. Earlier, he served as an assistant professor of accounting at Virginia Polytechnic Institute. Mr. Nutt received his Bachelor of Science degree from Oral Roberts University and his MBA and PhD from Georgia Institute of Technology. Mr. Nutt began his investment career in 1993.

•
Marco P. Priani, CFA, CPA, FRM, with 13 years of investment experience, serves as a Managing Director of Advisory Research, Inc. Prior to joining the firm, Mr. Priani worked for more than ten years as a partner in the Corporate Bankruptcy firm of Priani, Claps & Caamaño in Buenos Aires, Argentina. Mr. Priani also worked as a risk manager intern for Deutsche Postbank in Bonn, Germany. Mr. Priani holds a J.D. from the Universidad de Buenos Aires, an M.A. in law and finance from the Universidad del CEMA, an M.B.A. in analytic finance and accounting from the University of Chicago, and an LLM from the Northwestern University School of Law. Mr. Priani is fluent in Spanish and proficient in Italian, German, French and Portuguese.

•
Christopher D. Tessin, CFA, Partner and Chief Investment Officer, co-founded the Adviser in January 2011. Prior to this, Mr. Tessin was employed by Russell Investments in Tacoma, Washington, from 2003 through 2010. During his many years at the firm, he progressed from Research Analyst to Associate Portfolio Manager and, finally, to Portfolio Manager. Before joining Russell Investments, Mr. Tessin worked as an Associate in Equity Research with Bear, Stearns in New York from 2001 to 2003. He has also held positions in portfolio management and research at Lehman Brothers, and in portfolio management at International Asset Transactions. Mr. Tessin received a B.A. degree in 1993 (Economics and Philosophy) and an MBA in 1998 (Finance), both from Columbia University.

•
Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point Capital, LLC in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell side research analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, he worked as a consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude in Finance from Loyola College in Maryland and an MBA with Honors from Columbia Business School.

•
Michael Waterman, CFA is a Portfolio Manager at ClariVest Asset Management, LLC on the team responsible for the firm’s U.S. micro cap and U.S. small cap investment strategies. Prior to joining ClariVest in 2003, Mr. Waterman was a Market Research Analyst at Nicholas-Applegate Capital Management, where he developed marketing materials as well as worked with Investment personnel to create analytical charts and commentaries covering the market environment. Before joining Nicholas-Applegate, Mr. Waterman was a Pension Administrator at San Diego Pension Consultants. He holds a Bachelor of Science degree in Management Science from the University of California, San Diego, and a MiF from London Business School. Michael began his investment career in 2000.

•
Todd Wolter, CFA is a founder and Principal of ClariVest Asset Management LLC. Mr. Wolter is a lead portfolio manager on the team responsible for the firm’s U.S. micro cap and U.S. small cap investment strategies. Prior to forming ClariVest in March 2006, Mr. Wolter was the portfolio manager for the Systematic mid-cap strategies and co-manager for the Systematic small/mid (smid) strategies at Nicholas-Applegate Capital Management. He was a member of the Systematic investment team that managed over $5 billion in assets at Nicholas-Applegate. Prior to Nicholas-Applegate, Mr. Wolter worked as a quantitative risk analyst with Credit Suisse Asset Management and has also held positions with Prudential Securities and Olde Financial. He holds a Bachelor’s degree in Economics from the University of Southern California and an MBA from the University of California, Irvine. Mr. Wolter began his investment career in 1995.

•
Bram Zeigler, as a Portfolio Manager, works on research and development across all of Algert Global, LLC's (AG) investment strategies. He has over twelve years of experience in financial markets research and systems development. Prior to joining the AG, Mr. Zeigler worked in the trading analysis and strategy group for Schwab Soundview Capital Markets. He has also worked as a researcher in the economic policy unit at Nasdaq. Mr. Zeigler has an M.A. in Economics from Washington University in St. Louis and a B.A. in Economics from Dickinson College.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

* * *

For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.

ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated April 1, 2016 to the Statement of Additional Information (“SAI”) dated November 1, 2015, as supplemented

The Board of Trustees (the “Trustees”) of Forum Funds II (the “Trust”) recently approved the hiring of WCM Investment Management (“WCM”) as a subadviser to the Acuitas US Microcap Fund (the “Fund”) with responsibility for managing a sleeve of the Fund’s portfolio. In connection with that approval, the Prospectus is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about WCM.

1.	The definition of “Subadviser” on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Advisory Research, Inc.; Algert Global, LLC; ClariVest Asset Management, LLC; DePrince, Race & Zollo, Inc.; Falcon Point Capital, LLC; and WCM Investment Management, the Funds’ subadvisers.

2.
The sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" on page 20 of the SAI is hereby deleted in its entirety and replacing it with the following:

Services of Adviser. The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing each Fund’s investments and effecting portfolio transactions for each Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares.

Ownership of Adviser and the Subadviser. The following persons/entities control Acuitas Investments, LLC and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Acuitas Investments, LLC	Dennis Jensen and Christopher Tessin
Subadvisers	Controlling Persons/Entities
Advisory Research, Inc.	Piper Jaffray Asset Management Inc., which is controlled by Piper Jaffray Companies, an investment bank and investment management firm.
Algert Global, LLC	Peter Algert
ClariVest Asset Management LLC	Eagle Asset Management Inc., which is controlled by Raymond James Financial, Inc., a financial holding company whose subsidiaries are engaged in various financial businesses.
DePrince, Race & Zollo, Inc.	The Gregory M. DePrince Trust, The John D. Race Trust and The Victor A. Zollo, Jr. Revocable Trust
Falcon Point Capital, LLC	James Bitzer and Michael Mahoney
WCM Investment Management
WCM Investment Management is a California subchapter S corporation owned entirely by active employees. The principal owners of the firm are Paul Black, Kurt Winrich, Sloane Payne, James Owens, Pete Hunkel, Mike Trigg, Sanjay Ayer and David Brewer.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of June 30, 2015:

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Acuitas Investments, LLC
Dennis W. Jensen, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	None	None	None	None
Christopher D. Tessin
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	2	$5 million	None	None
	Other Accounts	4	$268 million	None	None

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Advisory Research, Inc.
	Drew Edwards
	Registered Investment Companies	5	$329 million	None	None
	Other Pooled Investment Vehicles	4	$104 million	None	None
	Other Accounts	13	$1.2 billion	1	$ 46 million
	Marco P. Priani
	Registered Investment Companies	5	$329 million	None	None
	Other Pooled Investment Vehicles	4	$104 million	None	None
	Other Accounts	13	$1.2 billion	1	$ 46 million
Algert Global, LLC
	Bram Zeigler
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	4	$41 million	None	None
ClariVest Asset Management, LLC
	Stacey Nutt, PhD.
	Registered Investment Companies	9	$3.2 billion	None	None
	Other Pooled Investment Vehicles	11	$870 million	1	$5 million
	Other Accounts	16	$380 million	None	None
	Michael Waterman, CFA
	Registered Investment Companies	2	$56 million	None	None
	Other Pooled Investment Vehicles	3	$214 million	None	None
	Other Accounts	5	$281 million	None	None
	Todd Wolter, CFA
	Registered Investment Companies	2	$56 million	None	None
	Other Pooled Investment Vehicles	3	$214 million	None	None
	Other Accounts	6	$283 million	None	None

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
DePrince, Race & Zollo, Inc.
	Regina Chi
	Registered Investment Companies	2	$25 million	None	None
	Other Pooled Investment Vehicles	2	$140 million	None	None
	Other Accounts	7	$259 million	None	None
	Preston Brown, CFA
	Registered Investment Companies	1	$17 million	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	1	$15 million	None	None
Falcon Point Capital, LLC
	James A. Bitzer
	Registered Investment Companies	1	$11 million	None	None
	Other Pooled Investment Vehicles	3	$9 million	3	$9 million
	Other Accounts	5	$130 million	1	$9 million
	Michael L. Thomas
	Registered Investment Companies	2	$172 million	None	None
	Other Pooled Investment Vehicles	1	$16 million	None	None
	Other Accounts	14	$372 million	None	None
WCM Investment Management
	Jonathon Detter, CFA
	Registered Investment Companies	1	$18 million	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	8	$42 million	None	None
	Anthony Glickhouse, CFA
	Registered Investment Companies	1	$18 million	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	8	$42 million	None	None
	Patrick McGee, CFA
	Registered Investment Companies	1	$18 million	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	8	$42 million	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund. The Adviser/Subadvisers may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser/Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser/Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser/Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Subadvisers may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser/Subadvisers have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Subadvisers have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser/Subadvisers have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser’s/Subadvisers' polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser’s/Subadvisers' investment process and their Funds and/or other accounts, the Adviser’s/Subadvisers' investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Compensation of the Adviser’s/Subadvisers' portfolio management teams are not based solely upon performance of the portion of the Funds managed by the Adviser/Subadvisers. Fund performance is not a determinative factor in compensation, as it might encourage investment decisions deviating from a Fund’s mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser/Subadvisers have established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers.

Acuitas Investments, LLC (Acuitas): The portfolio managers’ compensation consists of a salary and discretionary bonus. The base salary is based on the individuals’ job description, and the overall qualifications, experience and tenure at Acuitas. Each of the portfolio managers is a partner at the Acuitas and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.

Advisory Research, Inc. (ARI): ARI’s compensation structure/levels for staff and professionals are, by design, higher than industry levels. ARI believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio managers are compensated with competitive salaries, annual bonuses that are based on each individual’s overall job performance and retirement benefits. Bonuses are discretionary and determined by ARI’s CEO. The success of ARI and the individual employees’ contribution to that success is the primary determinant of incentive compensation. This compensation structure is designed to align the best interests of our clients with the management of the portfolio.

Algert Global, LLC (AG): The portfolio manger’s compensation consists of a salary and discretionary bonus. The base salary is based on the individual’s job description, and the overall qualifications, experience and tenure at AG. The portfolio manager is a partner at AG and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.

ClariVest Asset Management, LLC (ClariVest): Compensation at ClariVest can be broken down into three components: a base salary, a discretionary bonus and for those employees with equity in the firm, there are partnership distributions from the LLC. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions. Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are NOT simply tied to individual product performance. ClariVest strongly believes that we have a very talented investment team, and payment of bonuses based on short term performance is counterproductive to both a long-term perspective and a collaborative environment. We fully expect all members of the investment team to actively participate in ongoing research, some of which may 1) not primarily benefit the product on which they are the named portfolio manager and/or 2) reap only long-term benefits. Bonuses based on short term individual performance would not incent investment team members to do so.

Individual portfolio managers and analysts are not paid on the growth of AUM in their respective strategies. Again, we have attempted to foster a collaborative framework within the firm. Portfolio manager and analyst compensation is tied to the overall success of the firm, not a specific product.

ClariVest believes that equity ownership in the firm (or the potential for such) is both a tool for attracting and retaining employees. Currently, the 6 founders, all of whom are on the investment team, are equity owners in the firm. ClariVest’s CCO and CFO are also equity owners in the firm.

DePrince, Race & Zollo, Inc. (DRZ): The portfolio manager’s compensation consists of a salary and discretionary bonus. The base salary is based on the job description, and the overall qualifications, experience and tenure at DRZ, of the individual. Portfolio managers are given the opportunity to own equity of DRZ and thereby receive a portion of the overall profit of the firm as part of his/her ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.

Falcon Point Capital, LLC (Falcon Point): The portfolio managers’ compensation consists of a salary and discretionary bonus. The base salary is based on the individuals’ job description, and the overall qualifications, experience and tenure at Falcon Point. Each of the portfolio managers is a partner at Falcon Point and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.

WCM Investment Management. Base Salaries: All investment professionals receive competitive base salaries reflective of their role and contribution to the investment team. Revenue Share: Additional compensation comes in the form of an ongoing revenue share via a fixed percentage of the fees the firm receives from clients invested in the strategy. Employee Benefit Plan: A discretionary employer profit-sharing contribution is determined annually. There is no vesting period for employer contributions. Equity Ownership: All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) shares, or equity ownership.

Portfolio Manager Ownership in the Funds. The Adviser has provided the following information regarding each portfolio manager’s ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of June 30, 2015
Dennis W. Jensen	None
Christopher D. Tessin	None
Drew Edwards	None
Marco P. Priani	None
Bram Zeigler	None
Stacey Nutt	None
Todd Wolter	None
Regina Chi	None
Preston Brown	None
James A. Blitzer	None
Michael L. Thomas	None
Jonathan Detter	None
Anthony Glickhouse	None
Patrick McGee	None

Fees. The Adviser receives an advisory fee at an annual rate equal to 1.20% of average annual daily net assets of the Acuitas International Small Cap Fund and 1.40% of the average annual daily net assets of the Acuitas US Microcap Fund. The Adviser pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement.  The advisory fee, if not waived, is accrued daily and paid monthly by each Fund and is assessed based on the daily net assets of the Fund.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that the clients have invested in the Funds. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee to be received from a separately managed account.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) exceed 1.50% or 1.75% of the Acuitas International Small Cap Fund's Institutional Shares and Investor Shares, respectively, or 1.70% or 1.95% of the Acuitas US Microcap Fund's Institutional Shares and Investor Shares, respectively, through November 1, 2016 (each such contractual agreement, an “Expense Cap”). Either Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expense of each Fund to exceed the Expense Cap in place at the time the fees were waived. Net Annual Fund Operating Expenses may increase if exclusions from the relevant Expense Cap apply.

A Subadviser’s fee is calculated as a percentage of a Fund’s average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser’s fee rates inures to the benefit of Adviser rather than the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by each Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The Adviser generally compensates the Subadviser from the actual advisory fees retained by the Adviser. The data provided is since commencement of operations.

Advisory Agreement. The Funds' Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Funds on 60 days’ written notice when authorized either by vote of the Funds' shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

3.	The section entitled “Opus Capital Group, LLC Proxy Voting Procedures” beginning on page D-21 of Appendix D of the SAI is hereby deleted in its entirety and replaced with the following:

WCM INVESTMENT MANAGEMENT PROXY VOTING PROCEDURES

Proxy Voting Procedures

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts. Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

Third Party Proxy Voting Service. In general, WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies. WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the ISG who will maintain documentation to support WCM’s decision.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

Role of the Proxy Administrator (“PA”). The PA oversees and administers the firm’s proxy voting process. For each Client, the PA initially determines whether:

•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;

•	the Client has adopted a proxy voting policy that WCM is required to follow; and

•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the PA is responsible for ensuring that proxy materials for each Account to be voted are received and voted in a timely manner. The PA instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and (3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

Role of the Analyst and ISG. If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals. The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the PA supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.

Certain Proxy Votes May Not Be Cast. In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

•	Neither Glass Lewis’ recommendation nor specific client instructions cover an issue;

•	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, it is WCM’s policy not to vote proxies for accounts that engage in securities lending, Therefore, WCM generally will not recall securities on loan for the sole purpose of voting proxies.

Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

Identifying and Dealing with Material Conflicts of Interest. Because WCM retains the authority to overrule Glass Lewis’s recommendation, and instruct ProxyEdge to vote in a manner at variance with Glass Lewis’s recommendation, the exercise of such right could implicate a conflict of interest. As a result, WCM may not overrule Glass Lewis’s recommendation with respect to a proxy unless the following steps are taken:

•	The ISG shall meet to consider the proposal to overrule Glass Lewis’s recommendation.

•
The ISG must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The ISG will use the following standards to identify issuers with which it may have a conflict of interest.

i.
Significant Business Relationships – The ISG will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (1) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to WCM but is otherwise determined by the ISG to be significant to WCM.

ii.
Significant Personal/Family Relationships – the ISG will determine whether any employees who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the ISG shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior employees of issuers for which WCM may vote proxies.

•
If WCM determines that it has a conflict of interest, the ISG shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The ISG shall determine whether a proposal is material as follows:

i.
Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

ii.
Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the ISG determines that WCM’s conflict is unrelated to the proposal in question (see iii. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

iii.
Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the ISG may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the ISG must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The ISG shall record in writing the basis for any such determination.

•	For any proposal where the ISG determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:

i.
Obtain Client Consent or Direction – If the ISG approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

ii.	Use Glass Lewis’ Recommendation – Vote in accordance with Glass Lewis’s recommendation.

•
For any proposal where the ISG determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis’s recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule Glass Lewis’s recommendation, the ISG will maintain documentation to support their decision.

Maintenance of Proxy Voting Records. As required by Rule 204-2 under the Investment Advisers Act of 1940, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

i.	a copy of these Proxy Policies, as they may be amended from time to time;

ii.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;

iii.	a record of each proxy vote cast on behalf of its Clients;

iv.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and

v.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).

Disclosure. WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub-adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

* * *

For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.